SUPPLEMENT DATED MARCH 27, 2023
to

PROSPECTUSES DATED APRIL 30, 2010
FOR KEYPORT CHARTER AND KEYPORT LATITUDE

PROSPECTUSES DATED APRIL 30, 2004
FOR KEYPORT VISTA AND KEYPORT ADVISOR VISTA

PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT ADVISOR OPTIMA AND KEYPORT OPTIMA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding an investment option that is available under your Contract.

Effective on or about May 1, 2023, the name of the following investment option will be changed:

Current Name	New Name

AB Growth and Income Portfolio	AB Relative Value Portfolio

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.